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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                FEBRUARY 17, 2005

                          ----------------------------


                           MARINE JET TECHNOLOGY CORP.
               (Exact name of registrant as specified in charter)


                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


         000-33297                                         88-0450923
  (Commission File Number)                     (IRS Employer Identification No.)


                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
              (Address of Principal Executive Offices and zip code)


                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On February 17, 2005, Marine Jet Technology Corp. (the "Company") issued 5,000,000 shares of its common stock ("Common Stock") to Keating Reverse Merger Fund, LLC ("KRM Fund") at a purchase price of $0.01 per share, for an aggregate purchase price of $50,000. The funds will provide working capital to the Company for operating expenses.

      On February 17, 2005, the Company also issued 1,000,000 shares of its Common Stock to Mr. Kevin R. Keating, the sole officer and director of the Company, for services rendered to the Company with a fair value of $10,000, or $0.01 per share.

      On February 17, 2005, the Company also issued 300,000 shares of its Common Stock to Garisch Financial, Inc. ("GFI") for consulting services rendered to the Company with a fair value of $3,000, or $0.01 per share.

      The above shares of Common Stock were issued under an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). As such, the shares of Common Stock issued to KRM Fund, Mr. Kevin R. Keating and GFI will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The Company has agreed to grant "piggyback" registration rights to KRM Fund, Mr. Kevin R. Keating and GFI with respect to the above shares.

      Immediately following the above stock issuances, the Company had 28,122,570 shares of Common Stock outstanding. KRM Fund owns a total of 20,306,500 shares of the Company's Common Stock immediately after the above stock issuances.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARINE JET TECHNOLOGY CORP.
                                    (REGISTRANT)


Date: February 17, 2005             By: /s/ Kevin R. Keating
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                                       Kevin R. Keating, President and Secretary